EX-1.1 OTHERDOC
          2
          0002.txt
             JOINT FILING AGREEMENT



                                                                    Exhibit 1.1
                                                                    ----------

                             JOINT FILING AGREEMENT

The undersigned hereby agree that the Statement on Schedule 13G/A, dated November 21, 2002, (the "Schedule 13G/A"), with respect to the Common Stock, $.001 par value, of Ciphergen Biosystems Inc. is, and any amendments thereto executed by each of us shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities and Exchange Act of 1934, as amended, and that this Agreement shall be included as an Exhibit to the Schedule 13G/A and each such amendment. Each of the undersigned agrees to be responsible for the timely filing of the Schedule 13G/A and any amendments thereto, and for the completeness and accuracy of the information concerning itself contained therein. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the 21st day of November, 2002.


                                                         OrbiMed Advisors Inc.

                                                  By: /s/ Samuel D. Isaly
                                                  ----------------------------
                                                  Name:  Samuel D. Isaly
                                                  Title: President

                                                         OrbiMed Advisors LLC

                                                  By: /s/ Samuel D. Isaly
                                                  ----------------------------
                                                  Name:  Samuel D. Isaly
                                                  Title: Managing Member

                                                               Samuel D. Isaly

                                                  By: /s/ Samuel D. Isaly
                                                  ----------------------------
                                                         Samuel D. Isaly